                                                                    Exhibit 10.1

--------------------------------------------------------------------------------


                            ASSET PURCHASE AGREEMENT

                              Dated January 2, 2002

                                      among

                               PROTEAM.COM, INC.,
                             a Delaware corporation

                                       and

                               STAR STRUCK, INC.,
                            a Connecticut corporation

                                       and

                           STAR STRUCK/PROTEAM, INC.,
                             a Delaware corporation

                                       and

                                   KEN KARLAN,
                                a natural person

                                       and

                                PETER NISSELSON,
                                a natural person

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----
ARTICLE I Definitions......................................................    4

     Section 1.01 Definitions..............................................    4

ARTICLE II Purchase and Sale of Assets.....................................    4

     Section 2.01 Purchase of Assets.......................................    4

ARTICLE III Purchase Price.................................................    5

     Section 3.01 Purchase Price...........................................    5

ARTICLE IV Closing.........................................................    5

     Section 4.01 The Closing Date.........................................    5
     Section 4.02 Certificates, Instruments of Transfer, Etc...............    5

ARTICLE V Representations and Warranties...................................    6

     Section 5.01 Representations and Warranties of the Seller.............    6
     Section 5.02 Representations and Warranties of Star Struck and the
                   Company.................................................    6

ARTICLE VI Conditions Precedent to Obligations of Star Struck and Seller...    8

     Section 6.01 Conditions Precedent to Obligations of Star Struck and
                   the Company.............................................    8
     Section 6.02 Conditions Precedent to Obligations of the Seller........    8

ARTICLE VII Documents to be Delivered on Closing Date......................    9

     Section 7.01 Documents to be Delivered by the Seller on Closing Date..    9
     Section 7.02 Documents to be Delivered by Star Struck and the Company
                   on Closing Date.........................................   10

ARTICLE VIII Further Covenants and Agreements of the Seller and Star Struck
                   and the Company.........................................   10

     Section 8.01 Announcements; Confidentiality...........................   10
     Section 8.02 Foreign Qualification....................................   11
     Section 8.03 Covenant to Close........................................   11

ARTICLE IX Indemnification.................................................   11

     Section 9.01 Ken Karlan and Peter Nisselson's Agreement to Indemnify..   11
     Section 9.02 Notice of Claims.........................................   12
     Section 9.03 Defense of Third-Party Claims............................   12
     Section 9.04 Failure to Defend........................................   13

     Section 9.05 Cooperation..............................................   13

ARTICLE X Miscellaneous....................................................   13

     Section 10.01 Survival of Representations and Warranties..............   13
     Section 10.02 Expenses................................................   13
     Section 10.03 Benefit; Assignment.....................................   14
     Section 10.04 Restrictive Legends.....................................   14
     Section 10.05 Governing Law...........................................   15
     Section 10.06 Notices, Etc............................................   15
     Section 10.07 Headings................................................   16
     Section 10.08 Counterparts............................................   16
     Section 10.09 Entire Agreement........................................   16
     Section 10.10 Waiver; Amendment; Modification.........................   17
     Section 10.11 Severability............................................   17
     Section 10.12 No Third Party Beneficiary..............................   17


     Attachment A.       Definitions

     Exhibits:
     --------

     Exhibit A-1         List of Assets
     Exhibit A-2         Shareholders Voting Agreement
     Exhibit A-3         Investors Rights Agreement
     Exhibit A-4         Co-Sale Agreement
     Exhibit A-5         License Agreement
     Exhibit B-1         Form of Note
     Exhibit B-2         Form of Note

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT, dated January 2, 2002 (this "Agreement") is
                                                                 ---------
by and among Proteam.com, Inc., a Delaware corporation (the "Seller"), and Star
                                                             ------
Struck, Inc., a Connecticut corporation ("Star Struck"), Star Struck/ProTeam,
                                          -----------
Inc., a Delaware corporation (the "Company"), Ken Karlan, a natural person ("Ken
                                   -------
Karlan"), and Peter Nisselson, a natural person ("Peter Nisselson").
                                                  ---------------

     WHEREAS, the Seller desires to sell and the Company desires to purchase from the Seller, certain properties, rights and assets of the Seller as described herein, for the consideration provided herein;

     NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and the representations, warranties, conditions and promises hereinafter contained, the Seller and Star Struck and the Company hereby represent, warrant and agree as follows:

                                    ARTICLE I
                                    ---------

                                   Definitions
                                   -----------

     Section 1.01 Definitions. For the purposes hereof, capitalized terms used
                  -----------
herein shall have the respective meanings assigned to them in Attachment A or
                                                              ------------
elsewhere herein. References in this Agreement to Sections, subsections, paragraphs, clauses, Attachments and Exhibits are to Sections, subsections, paragraphs, clauses, Attachments and Exhibits in or to this Agreement unless otherwise indicated.

                                   ARTICLE II
                                   ----------

                           Purchase and Sale of Assets
                           ---------------------------

     Section 2.01 Purchase of Assets. In reliance on the representations,
                  ------------------
warranties and covenants contained herein and subject to the terms and conditions hereof, on the Closing Date, the Seller will sell, convey, assign, transfer and deliver to the Company, and the Company will purchase from the Seller, free and clear of any Encumbrances, each of the Purchased Assets by bills of sale or other appropriate instruments of transfer. Neither Star Struck nor the Company shall, by execution of this Agreement, assume any liability, obligation, contract or agreement except as specifically provided for in this Agreement.

                                  ARTICLE III
                                  -----------

                                 Purchase Price
                                 --------------

     Section 3.01    Purchase Price.
                     --------------

     (a) The purchase price to be paid by the Company for the Purchased Assets (the "Purchase Price") shall be the sum of (i) a cash payment in the amount of
      --------------
$300,000 (the "Cash Consideration"), (ii) a Promissory Note of Star Struck in
               ------------------
the principal amount of $200,000, substantially in the form attached hereto as Exhibit B (the "Note"), and (iii) 1,000,000 shares of newly issued common stock,
---------       ----
$0.01 par value per share (the "Common Stock"), of the Company to the Seller,
                                ------------
each on the Closing Date (the "Shares").
                               ------

     (b) Payment of the Purchase Price. The Cash Consideration shall be paid by
         -----------------------------
check or by wire transfer to an account designated by the Seller in the amount of $300,000. The original Note shall be delivered by the Company or Star Struck to the Seller at the Closing, accompanied by an executed guaranty of certain principals of the Company of the payments and performance due under the Note (the "Guaranty"). The Shares (as evidenced by a fully executed share certificate
      --------
of the Company registered in the name of Seller), shall be delivered to the Seller at the Closing.

                                   ARTICLE IV
                                   ----------

                                     Closing
                                     -------

     Section 4.01 The Closing Date. The closing of the purchase and sale of the
                  ----------------
Purchased Assets (the "Closing") shall take place at the offices of Dewey
                       -------
Ballantine, LLP, 1301 Avenue of the Americas, New York, NY 10019, at 10:00 a.m. New York time, on January 2, 2002 or such other time, date or place as the Seller and the Company may mutually agree (the "Closing Date").
                                                ------------

     Section 4.02 Certificates, Instruments of Transfer, Etc.(a) The Seller
                  ------------------------------------------
agrees that the sale and transfer of the Purchased Assets shall be made by instruments of transfer reasonably acceptable to the Company. The Seller, the Company and Star Struck agree to use reasonable efforts to minimize any sales, use, transfer and similar transaction taxes, provided that such efforts shall not expose either party to any additional cost or risk. On the Closing Date, the Company, Star Struck and the Seller will deliver the executed Shareholders Voting Agreement, Investors Rights Agreement, Co-Sale Agreement, and License Agreement in substantially the forms attached as Exhibit A-2 through Exhibit
                                                 -----------         -------
A-5, respectively (collectively, the "Transaction Documents").
---                                   ---------------------

                                   ARTICLE V
                               ------------------

                         Representations and Warranties
                         ------------------------------

     Section 5.01 Representations and Warranties of the Seller. Seller
                  --------------------------------------------
represents and warrants to the Company as follows:

     (a) Seller's Organization and Good Standing. The Seller is a corporation
         ---------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power to own the Purchased Assets, carry on its business as it is now being conducted, and is duly qualified to do business as a foreign corporation in each jurisdiction where failure to qualify would have a Material Adverse Effect on the Purchased Assets.

     (b) Corporate Authorization. The execution, delivery and performance by the
         -----------------------
Seller of this Agreement and other instruments of transfer referred to in this Agreement and the Transaction Documents have been authorized and approved by all requisite corporate and stockholder action on the part of the Seller, and no other corporate approval or authorization is required on the part of the Seller in order to make this Agreement, assignments and other instruments of transfer referred to in this Agreement and the Transaction Documents the valid, binding and enforceable obligations of the Seller (subject to the execution and delivery of such agreements (other than this Agreement)) except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights in general or by general principles of equity.

     (c) Purchased Assets. Seller owns the Purchased Assets, free and clear of
         ----------------
all Encumbrances except as set forth on Exhibit 5.01(c) and has good and
                                        ---------------
marketable title thereto, and at the Closing shall sell, convey, assign, transfer and deliver to the Company such Purchased Assets free and clear of any Encumbrances.

     (d) Location of Purchased Assets. The Purchased Assets (excepting those
         ----------------------------
labeled on the attached Exhibit A-1 as being "Intellectual Property") are
                        -----------
located within the states of Tennessee and California.

     (e) No Brokers. Seller has neither made contact nor had any dealings with
         ----------
or entered into, and will not enter into, any agreement, arrangement or understanding with any broker, leasing agent, finder or similar person or entity with respect to this Agreement and the transactions contemplated hereby which will result in the obligation of the Company to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

     Section 5.02 Representations and Warranties of Star Struck and the Company.
                  -------------------------------------------------------------
Each of Star Struck and the Company hereby represents and warrants to the Seller as follows:

     (a) Organization and Good Standing of Star Struck and the Company Star
         -------------------------------------------------------------
Struck is duly organized and validly existing under the laws of the State of Connecticut, and has all requisite corporate power to carry on its business as it is now being conducted. The Company is duly organized and validly existing under the laws of the State of Connecticut, and has all requisite corporate power to carry on its business as it is now being conducted.

     (b) Corporate Authorization. The execution, delivery and performance by
         -----------------------
Star Struck and the Company of this Agreement, the Transaction Documents, and the other agreements contemplated hereby, and the issuance and delivery of the Shares to or as directed by the Seller have been duly and validly authorized and approved by all necessary action on behalf of Star Struck and the Company, and Star Struck and the Company have the power and authority to execute, deliver and perform this Agreement and the Transaction Documents, and to issue and deliver the Shares and to consummate the transactions hereby contemplated, and no other corporate or shareholder approval or authorization is required of Star Struck or the Company by law or otherwise in order to make this Agreement, the Transaction Documents, and such other agreements the valid and binding obligations of Star Struck and the Company, enforceable against Star Struck and the Company in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights in general or by general principles of equity. The Company has delivered to the Seller true, correct and complete copies of the Company's Certificate of Incorporation and bylaws, as amended and in force on the date hereof.

     (c) Authorization of the Note. The issuance and delivery of the Note has
         -------------------------
been duly authorized by all necessary corporate action on the part of Star Struck. The Note constitutes valid and legally binding obligations of Star Struck, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors rights generally

     (d) No Brokers. Neither Star Struck nor the Company has made contact or had
         ----------
any dealings with or entered into, and will not enter into, any agreement, arrangement or understanding with any broker, leasing agent, finder or similar person or entity with respect to this Agreement and the transactions contemplated hereby which will result in the obligation of the Seller to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

                                   ARTICLE VI
                                   ----------

          Conditions Precedent to Obligations of Star Struck and Seller
          -------------------------------------------------------------

     Section 6.01 Conditions Precedent to Obligations of Star Struck and the
                  ----------------------------------------------------------
Company. The obligation of Star Struck and the Company to consummate the
-------
transactions contemplated by this Agreement shall be subject to the fulfillment, or the waiver by Star Struck and the Company, on or prior to the Closing Date, of the following conditions:

     (a) Representations and Warranties True at the Closing Date. The
         -------------------------------------------------------
representations and warranties of the Seller contained in this Agreement shall be deemed to have been made again at and as of the Closing Date and shall then be true and correct.

     (b) Compliance with Covenants. All the terms, covenants, agreements and
         -------------------------
conditions of this Agreement to be complied with and performed by the Seller on or prior to the Closing Date shall have been duly complied with and performed in all material respects.

     (c) Delivery of Closing Documents. The Seller shall have delivered to the
         -----------------------------
Company on or prior to the Closing Date all the documents required to be delivered pursuant to Section 7.01.
                      ------------

     (d) Litigation. As of the Closing Date, there shall not be in effect any
         ----------
judgment, order, injunction or decree of any court of competent jurisdiction, the effect of which is to prohibit or restrain the consummation of the transactions contemplated by this Agreement.

     (e) No Change in Law. There shall not have been any action, or any statute
         ----------------
enacted, by any government or agency thereof which would render the parties unable to consummate the transactions contemplated herein or make the transactions contemplated herein illegal, prohibit or restrict the consummation of the transactions contemplated herein. In the case of failure of the condition set forth in this Section 6.01(e), Star Struck shall deliver to the Seller an
                  ---------------
opinion of counsel to such effect.

     (f) Release of Liens. The Seller shall have caused any security interest or
         ----------------
lien held by GEIPPPII, relating to the Purchased Assets, to be released by GEIPPPII.

     Section 6.02 Conditions Precedent to Obligations of the Seller. The
                  -------------------------------------------------
obligations of the Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, or the waiver by the Seller, on or prior to the Closing Date, of the following conditions:

     (a) Representations and Warranties True at the Closing Date. The
         -------------------------------------------------------
representations and warranties of Star Struck and the Company contained in this Agreement shall be deemed to have been made at and as of the Closing Date and shall then be true and correct.

     (b) Compliance with Covenants. All the terms, covenants, agreements and
         -------------------------
conditions of this Agreement to be complied with and performed by Star Struck and the Company on or prior to the Closing Date shall have been duly complied with and performed in all material respects.

     (c) Delivery of Closing Documents. Star Struck and the Company shall have
         -----------------------------
delivered to the Seller on or prior to the Closing Date all the documents required to be delivered pursuant to Section 7.02.
                                     ------------

     (d) Consideration. The Cash Consideration, the Note and the Shares shall
         -------------
have been delivered to the Seller, in each case, in accordance with Section
                                                                    -------
3.01, and each of Star Struck and the Company, as applicable, shall have
----
executed and delivered to the Seller each of the Transaction Documents.

     (e) Authorization of Note. The Seller shall have received sufficient
         ---------------------
evidence, as determined by the Seller in its sole discretion, that the Note has been duly authorized and validly issued and delivered by Star Struck.

     (f) No Change in Law. There shall not have been any action, or any statute
         ----------------
enacted, by any government or agency thereof which would render the parties unable to consummate the transactions contemplated herein or make the transactions contemplated herein illegal, prohibit or restrict the consummation of the transactions contemplated herein. In the case of failure of the condition set forth in this Section 6.02(e), the Seller shall deliver to Star Struck an
                  ---------------
opinion of counsel to such effect.

     (g) Litigation. As of the Closing Date, there shall not be in effect any
         ----------
judgment, order, injunction or decree of any court of competent jurisdiction, the effect of which is to prohibit or restrain the transactions contemplated by this Agreement.

                                  ARTICLE VII
                                  -----------

                    Documents to be Delivered on Closing Date
                    -----------------------------------------

     Section 7.01 Documents to be Delivered by the Seller on Closing Date. On
                  -------------------------------------------------------
the Closing Date, the Seller shall deliver to Star Struck, in form and substance satisfactory to Star Struck and its counsel:

     (a) Conditions Precedent. The documents, agreements and instruments
         --------------------
referred to in Section 6.01 as conditions precedent to the obligations of Star
               ------------
Struck.

     (b) Officer's Certificates. Certificate signed by an authorized officer of
         ----------------------
Seller certifying that the conditions set forth in Section 6.01(a) and (b) are
                                                   ---------------     ---
fully satisfied as of the Closing Date.


     (c) Bill of Sale. Bill of sale duly executed by the Seller conveying the
         ------------
Purchased Assets at the Closing Date.

     (d) Other Documents. Each of the Transaction Documents duly executed by the
         ---------------
Seller.

     (e) Further Instruments. Such further instruments of assignment, conveyance
         -------------------
or transfer or other instruments covering the Purchased Assets or any part thereof, and such further instruments with respect to the transactions contemplated hereby, as Star Struck may reasonably request.

     Section 7.02 Documents to be Delivered by Star Struck and the Company on
                  -----------------------------------------------------------
Closing Date. On the Closing Date, Star Struck and the Company shall deliver to
------------
the Seller in form and substance satisfactory to the Seller and its counsel:

     (a) Conditions Precedent. The payments, documents, agreements and
         --------------------
instruments referred to in Section 6.02 as conditions precedent to the
                           ------------
obligations of the Seller.

     (b) Officer's Certificate of an Officer of the Company. A certificate
         --------------------------------------------------
signed by an authorized officer of the Company certifying that the conditions set forth in Section 6.02(a) and (b) are fully satisfied as a of the Closing
             ---------------     ---
Date

     (c) Officer's Certificate of an Officer of Star Struck. A certificate
         --------------------------------------------------
signed by an authorized officer of Star Struck certifying that the conditions set forth in Section 6.02(a) and (b) are fully satisfied as of the Closing Date.
             ---------------     ---

     (d) Other Documents. Each of the Transaction Documents and a share
         ---------------
certificate evidencing the Shares (each duly executed by Star Struck and/or the Company, as applicable).

     (e) Further Instruments. Such further instruments with respect to the
         -------------------
transactions contemplated hereby, including instruments of assumption, as the Seller may reasonably request.

                                  ARTICLE VIII
                                  ------------

 Further Covenants and Agreements of the Seller and Star Struck and the Company
 ------------------------------------------------------------------------------

     Section 8.01 Announcements; Confidentiality. Except as otherwise required
                  ------------------------------
by law, neither the Company, the Seller or Star Struck shall make any announcement to the public of the transactions contemplated hereby other than jointly or as otherwise agreed by them in writing. The Company, Star Struck and the Seller will keep confidential all drafts and executed copies of this Agreement and the contents hereof, except to the extent necessary to comply with any applicable law or regulation or any request or order of any government agency or court of competent jurisdiction and except as otherwise agreed pursuant to the first sentence of this paragraph. Notwithstanding the foregoing provisions of this Section 8.01, each of the Company, Star Struck and the Seller
                   ------------
may disclose any such information to their respective attorneys, accountants and investment advisors.

     Section 8.02 Foreign Qualification. The Company shall qualify to do
                  ---------------------
business in the State of Connecticut as a foreign corporation within 10 days of the Closing Date.

     Section 8.03 Covenant to Close. The Company, the Seller and Star Struck
                  -----------------
each covenant to satisfy all closing conditions listed in Article VI hereof on January 2, 2002, or such other date as the Company, the Seller and Star Struck mutually agree.

                                   ARTICLE IX
                                   ----------

                                 Indemnification
                                 ---------------

     Section 9.01 Ken Karlan and Peter Nisselson's Agreement to Indemnify.
                  -------------------------------------------------------
Subject to the terms and conditions of this Article IX, Ken Karlan and Peter Nisselson each hereby agree to indemnify, defend and hold harmless, jointly and severally, Seller and its successors and assigns from and against and from all losses, damages, demands, claims, assessments, actions, taxes, penalties, interest, reasonable attorney's fees, settlement costs, and other costs and expenses (collectively, "Indemnified Losses") arising out of, or incident to, any of the following:

     (a) any breach of any representation or warranty made by the Company or Star Struck herein or in any certificate or other instrument delivered pursuant hereto;

     (b) any failure by the Company or Star Struck to perform or fulfill any of its covenants or agreements set forth herein (including, without limitation, the Company `s failure to pay or deliver any of the part of the Purchase Price); or

     (c) any and all claims, actions, suits, proceedings, investigations, demands, assessments and judgments incident to any of the foregoing.

     Section 9.02 Notice of Claims. All claims for indemnification hereunder
                  ----------------
shall be resolved in accordance with the following procedures:

     (a) If Seller has incurred or reasonably believes that it may incur any Indemnified Loss (the "Indemnified Party"), it shall deliver promptly written
                       -----------------
notice to each of Ken Karlan and Peter Nisselson (each, an "Indemnifying Party"
                                                            ------------------
and together, the "Indemnifying Parties") pursuant to the notice provision
                   --------------------
contained herein with respect to the Company, setting forth in reasonable detail the nature and amount of the Indemnified Loss or potential Indemnified Loss, if possible, and further referencing the sections of this Agreement upon which the claim for indemnification for such Indemnified Loss is based (a "Claim Notice").
                                                                 ------------
If an Indemnified Party receives notice of a third-party claim for which it intends to seek indemnification hereunder, it shall give the Indemnifying Party prompt written notice of such claim, so that the Indemnifying Parties' defense of such claim under Section 9.03 hereof may be timely instituted. The failure by an

Indemnified Party to provide such written notice shall not constitute a waiver of the Indemnified Party's right to indemnity unless such failure has resulted in the loss of substantive rights with respect to the Indemnifying Parties' ability to defend such claim, and then only to the extent of such loss.

     (b) If, after receiving a Claim Notice for an Indemnified Loss, the Indemnifying Parties desire to dispute such claim or the amount claimed in the Claim Notice, it shall deliver to the Indemnified Party a written objection to such claim or payment setting forth the basis for disputing such claim or payment. Such notice shall be delivered within thirty (30) days after the date the Claim Notice to which it relates is received by the Indemnifying Parties. If no such notice is received within the aforementioned 30-day period, the Indemnified Party shall be entitled to payment for such Indemnified Loss from the Indemnifying Parties within ten (10) days of the end of such 30-day objection period.

     Section 9.03 Defense of Third-Party Claims. The Indemnifying Parties under
                  -----------------------------
this Article IX shall have the right to conduct and control through counsel of their own choosing, which counsel shall be reasonably acceptable to the Indemnified Party, any third-party claim, action or suit; provided that the Indemnifying Parties diligently contest and defend such claim. The Indemnified Party shall be entitled at any time, at its own cost and expense (except that such cost and expense shall be paid by the Indemnifying Parties if the Indemnified Party reasonably determines that the Indemnifying Parties are not adequately representing or, because of a conflict of interest, may not adequately represent the interests of any Indemnified Party), to participate in such contest and defense and to be represented by attorneys of its or their own choosing. Except with the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, no Indemnifying Party, in the defense of such claim or litigation, shall consent to entry of any judgment or order, interim or otherwise, or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation; provided, however, that with respect to any claim, audit or litigation relating to taxes, the Indemnifying Parties shall not consent to entry of any judgment or order, interim or otherwise, or enter into any settlement, in any case, of any type whatsoever, except with the prior written consent of the Indemnified Party, which written consent shall not be unreasonably withheld.

     Section 9.04 Failure to Defend. In the event that the Indemnifying Parties
                  -----------------
do not elect to defend against any third-party claim, the Indemnified Party may defend against such claim in such manner as it may in its good faith discretion deem appropriate and, to the extent and subject to the limitations provided in this Article IX, the Indemnifying Parties shall be jointly and severably liable for any legal expenses reasonably incurred in connection with such defense; provided, however, that the Indemnified Party shall not, without the consent of the Indemnifying Parties, which consent shall not be unreasonably withheld, settle or consent to the entry of judgment with respect to such third-party claim.

     Section 9.05 Cooperation. In the event of any claim by a third party, the
                  -----------
parties hereto agree that they will cooperate fully with each other in connection with the defense or settlement of such matter.

                                   ARTICLE X
                                   ---------

                                  Miscellaneous
                                  -------------

     Section 10.01 Survival of Representations and Warranties. Each of the
                   ------------------------------------------
parties hereto has the right to rely fully upon the representations, warranties, covenants and agreements of the other contained herein or in any certificate delivered with respect to any of the foregoing. Each of the covenants and agreements shall survive the Closing indefinitely and the representations and warranties shall survive the execution of this Agreement and the Closing and shall remain in full force and effect.

     Section 10.02 Expenses. Regardless of whether the transactions contemplated
                   --------
hereby are consummated, each of the Star Struck, the Company and the Seller shall bear the fees and expenses relating to its compliance with the various provisions of this Agreement and its covenants to be performed hereunder, and each of such parties shall pay all expenses (including legal fees and expenses) incurred by it in connection with this Agreement and the transactions contemplated hereby except as otherwise provided herein.

     Section 10.03 Benefit; Assignment. This Agreement shall be binding upon and
                   -------------------
inure to the benefit of the parties hereto and their respective successors and assigns and not to any other person. This Agreement shall not be assigned by any party hereto without the written consent of each of the other parties hereto, except that (a) the rights of the Seller, Star Struck and the Company may be assigned respectively to any Affiliate of the Seller, Star Struck or the Company, as applicable, (b) the rights and obligations of the Seller, Star Struck and the Company may be assigned respectively in connection with the dissolution of the Seller, Star Struck or the Company or the merger of the Seller, Star Struck or the Company into or sale by the Seller, Star Struck or the Company of substantially all its assets and business to a third party if the successor shall have assumed all the obligations of the dissolving, merging or selling entity, and (c) Seller may assign its rights under this Agreement to GEIPPPII.

     Section 10.04 Restrictive Legends. (a) Each certificate representing Common
                   -------------------
Stock or any other securities issued or issuable, directly or indirectly, in respect of any of the Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation, share exchange or similar event, shall (unless otherwise permitted by the provisions of this Section 10.03) be stamped or otherwise imprinted with legends in substantially the following form to the extent applicable (in addition to any legend(s) required under any Transaction Documents or applicable state securities laws):

     THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THE COMPANY SHALL FURNISH WITHOUT CHARGE TO EACH HOLDER OF COMMON STOCK WHO SO REQUESTS A COPY OF SUCH PURCHASE AGREEMENT.

         The Seller and any subsequent holder of Shares consents to the Company's making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer described in this Section 10.04.

         (b) The Company shall be obligated to reissue promptly certificates without the foregoing legend at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate state or blue sky authority authorizing such removal or an opinion of counsel reasonably satisfactory to the Company to the effect that any such applicable state securities legends or stop-transfer instructions are not required and may be removed.

         Section 10.05  Governing Law. THIS AGREEMENT AND ALL ACTS AND
                        -------------
TRANSACTIONS PURSUANT HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

         Section 10.06  Notices, Etc. All notices, requests, demands and other
                        ------------
communications hereunder shall be in writing and shall be delivered in person or by courier, telegraphed, telexed or by facsimile transmission or mailed by certified or registered mail first-class, postage prepaid:

         If to the Seller:

              c/o GE Asset Management Incorporated
              3003 Summer Street, P.O. Box 7900
              Stamford, CT 06904-7900
              Attention: Michael M. Pastore
              Telecopy No.: (203) 326-4073

         with a copy to:

              E. Ann Gill, Esq.
              Dewey Ballantine LLP
              1301 Avenue of the Americas
              New York, New York 10019
              Telecopy No.: (212) 259-6333

         If to the Company or Star Struck:

              Star Struck/ProTeam, Inc.
              8 F.J. Clarke Circle
              Bethel, CT 06801
              Attn: Ken Karlan
              Telecopy No.: (800) 962-8345

         with a copy to:

              Michael E. Schoeman
              Schoeman, Updike & Kaufman, LLP
              60 East 42nd Street
              New York, New York 10165
              Telecopy No.: (212) 687-2123

Any such notice, request, demand or other communication hereunder shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, at the time of receipt thereof, (ii) if sent by telegraph, telex or facsimile transmission, at the time of the dispatch thereof, if dispatched during normal business hours in the state of receipt, or otherwise at the opening of business on the following business day in the state of receipt and (iii) if sent by registered or certified first class mail, postage prepaid, upon receipt.

         Any party may, by written notice to the other, change the address to which notices to such party are to be delivered or mailed.

         Section 10.07  Headings. The headings of the articles, sections and
                        --------
paragraphs contained in this Agreement hereof are for convenience only and in no way modify the meanings of such articles, sections and paragraphs.

         Section 10.08  Counterparts. This Agreement may be executed in one or
                        ------------
more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties.

         Section 10.09  Entire Agreement. This Agreement and the other
        `               ----------------
agreements referred to herein and entered into in connection herewith set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof including all such agreements, arrangements and understandings between the Seller and Star Struck.

         Section 10.10  Waiver; Amendment; Modification. The parties may, by
                        -------------------------------
written agreement (i) extend the time for the performance of any of the obligations or other acts of the parties hereto or (ii) waive any inaccuracies or breaches in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement. This Agreement may be amended or modified only by a written agreement executed by the parties hereto or by their successors and assigns.

         Section 10.11  Severability. Should any part of this Agreement for any
                        ------------
reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated; provided, however, that this Agreement shall be
                                --------  -------
interpreted to carry out to the greatest extent possible the intent of the parties hereto and to provide to each party substantially the same benefits as such party would have received under this Agreement if such invalid part of this Agreement had been enforceable.

         Section 10.12  No Third Party Beneficiary. No person other than the
                        --------------------------
parties to this Agreement is a third party beneficiary to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

                                                     STAR STRUCK/PROTEAM, INC.


                                                     By: /S/ Kenneth Karlan
                                                        ---------------------
                                                        Name: Kenneth Karlan
                                                        Title: President


                                                     STAR STRUCK, INC.


                                                     By: /S/ Kenneth Karlan
                                                        ---------------------
                                                        Name: Kenneth Karlan
                                                        Title: President


                                                     PROTEAM.COM, INC.
                                                          as Seller


                                                     By: /S/ Allen R. Thomas
                                                        ---------------------
                                                        Name: Allen R. Thomas
                                                        Title: CEO


                                                   /S/ Kenneth Karlan
                                                   -------------------
                                                   KEN KARLAN


                                                   /S/ Peter Nisselson
                                                   -------------------
                                                   PETER NISSELSON

                                                                    Attachment A
                                                                    ------------

                                   DEFINITIONS
                                   -----------

         "Affiliate" shall mean, with respect to any Person, any Person that,
          ---------
directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agreement" shall mean this Asset Purchase Agreement.
         ---------

         "Closing" shall have the meaning provided in Section 4.01 of the
          -------                                     ------------
Agreement.

         "Closing Date" shall have the meaning provided in Section 4.01 of the
          ------------                                     ------------
Agreement.

         "Co-Sale Agreement" shall mean a stockholders' agreement between Star
          -----------------
Struck and the Seller in substantially the form of Exhibit A-4.
                                                   -----------

         "Encumbrance" shall mean any mortgage, claim, lien, pledge, option,
          -----------
charge, security interest or other similar interest.

         "GEIPPPII" shall mean GE Investment Private Placement Partners II, a
          --------
limited partnership.

         "Guaranty" shall have the meaning provided in Section 3.01(b) of the
          --------                                     ---------------
Agreement.

         "Investors Rights Agreement" shall mean that certain Investors Rights
          --------------------------
Agreement between Star Struck and the Seller in substantially the form of Exhibit A-3.
-----------

         "License Agreement" shall mean a stockholders' agreement between Star
          -----------------
Struck and the Seller in substantially the form of Exhibit A-5.
                                                   -----------

         "Material Adverse Effect" shall mean any financial material adverse
          -----------------------
effect on the business or operations of the Company.

         "Note" shall have the meaning provided in Section 3.01(a) of the
          ----                                     ---------------
Agreement.

         "Purchase Price" shall have the meaning provided in Section 3.01(a) of
          --------------                                     ---------------
the Agreement.

         "Purchased Assets" shall consist of all of the Seller's right title and
          ----------------
interest to the assets listed on Exhibit A-1 hereto.
                                 -----------

         "Shareholders Voting Agreement" shall mean a stockholders' agreement
          -----------------------------
between Star Struck and the Seller in substantially the form of Exhibit A-2.
                                                                ------------

         "Transaction Documents" shall have the meaning provided in Section 4.02
          ---------------------
of the Agreement.

                                   EXHIBIT A-1
                                   -----------

                                     Assets
                                     ------

                            [Omitted from Filed Copy]
                            -------------------------

                                   EXHIBIT A-2
                                   -----------

                      Form of Shareholders Voting Agreement
                      -------------------------------------

                            Star Struck/ProTeam, Inc.

                          SHAREHOLDERS VOTING AGREEMENT

     This Shareholders Voting Agreement (the "Agreement") is made as of January 2, 2002 among Star Struck/ProTeam, Inc., a Delaware corporation (the "Company"), Proteam.com, Inc. ("ProTeam"), and Star Struck, Inc. ("Star Struck", and collectively with ProTeam and their respective permitted successors, assigns and transferees, the "Shareholders").

                                    RECITALS
                                    --------

     A. Each of the Shareholders is the owner of and has the right to vote the number of shares of the Company's common stock, par value $0.01 per share ("Common Stock") set forth beneath such Shareholder's name on the signature page hereto.

     B. It is a condition precedent to the consummation of that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of the date hereof, that the parties hereto enter into this Agreement to set forth their voting agreement regarding the board of directors of the Company (the "Board of Directors") and certain other matters as more particularly set forth herein.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

1.   CORPORATE GOVERNANCE.
     --------------------

1.1      Board of Directors
         ------------------

     (a) The Board of Directors shall consist of no more than three (3) directors. During the term of this Agreement, upon receiving notice of any meeting of the shareholders at which members of the Board are to be elected, ProTeam shall be entitled to nominate one member of the Board (the "ProTeam Designee"). ProTeam shall notify the Secretary of the Corporation of its designee within thirty (30) days of receipt of notice of the meeting.

     (b) Each committee of the Board of Directors shall consist of no more than three members. The ProTeam Designee shall be appointed by the directors to each significant committee of the Board of Directors, including, but not limited to, each of the Employee Compensation Committee, the Executive Committee, the Audit Committee. Each Shareholder agrees to cause the director(s) designated by such Shareholder (or group of Shareholders) to immediately nominate and appoint the director designated by ProTeam to such committees as set forth in this clause (b).

     (c) Each Shareholder hereby agrees to immediately vote all of its Common Stock in favor of the election of the ProTeam Designee as a director pursuant to clause (a) above.

     (d) The Shareholders shall cause their designated directors to vote in favor of the Board of Directors holding no fewer than four (4) meetings per year.

     (e) Each Shareholder and the Company agrees that, except as otherwise agreed to by the ProTeam Designee, the board of directors (and any committee thereof) of any subsidiary of the Company shall be constituted in the same fashion as the Board of Directors (and any committee thereof).

     (f) The Company agrees to reimburse the ProTeam Designee his reasonable costs and expenses in attending meetings of the Board of Directors and committees thereof.

1.2  Removal. If, with respect to a director designated by ProTeam and elected
     -------
pursuant to Section 1.1, ProTeam requests that such director be removed (with or without cause), then ProTeam may give written notice to the Shareholders (with a copy to the Company) and such director shall be immediately removed, with or without cause, upon the affirmative vote of holders of a majority of the outstanding shares of Common Stock and each Shareholder hereby agrees to immediately vote all his shares of Common Stock owned or held of record to effect such removal upon such request. A director designated by ProTeam and elected pursuant to Section 1.1 may only be removed at the request of ProTeam in the manner described in this section.

1.3  Vacancies. In the event that a vacancy is created on the Board of Directors
     ---------
at any time by death, disability, retirement, resignation, removal (with or without cause) or there otherwise shall exist or occur any vacancy on the Board of Directors, and such vacancy was previously occupied by the ProTeam Designee pursuant to Section 1.1, such vacancy shall be filled in the manner set forth in
Section 1.1.

1.4  Covenant to Vote. Each Shareholder hereby agrees to take all actions
     ----------------
necessary to call, or cause the Company and the appropriate officers and directors of Company to call, a special or annual meeting of Shareholders of the Company and to vote all shares of Common Stock owned or held of record by such Shareholder at any such annual or special meeting in favor of, or to take all actions by written consent in lieu of any such meeting necessary, to ensure that the number of directors constituting the entire Board of Directors is consistent with, and that the election as members of the Board of Directors of those individuals so designated is in accordance with, and to otherwise effect the intent of this Section 1. In addition, each Shareholder agrees to vote the shares of Common Stock owned by such Shareholder, or over which such Shareholder has voting control, upon any other matter arising under this Section 1 submitted to a vote of the

Shareholders in a manner so as to implement the terms of this Section 1. The Company agrees to take all steps necessary or appropriate in order to cause or facilitate the election of the directors in accordance with this Section 1.

1.5  Additional Shares. In the event any shares of Common Stock or other voting
     -----------------
securities are issued by the Company to any Shareholder at any time during the term of this Section 1, either directly upon the exchange or exercise of warrants or other securities of the Company exercisable for or exchangeable into shares of Preferred Stock, Common Stock or other voting securities, such additional shares of Preferred Stock, Common Stock or other voting securities, as the case may be, shall be voted, or consent in respect thereof shall be given, in accordance with the provisions of this Section 1.

1.6  Transferees. Each transferee of Common Stock or other voting securities
     -----------
from any Shareholder (or transferee thereof) shall be bound by and subject to all the terms and conditions of this Section 1. Transferees (including successor transferees) of ProTeam shall be treated as ProTeam for purposes of this Section
1. So long as the provisions of this Section 1 are in effect, the Company shall require, as a condition precedent to the transfer of any Common Stock covered by this Section 1, that the transferee agree in writing to be bound by, and subject to, the terms and conditions of this Section 1 as provided in this Section 1 and to ensure that Shareholders' transferees of the Common Stock or other voting securities shall be likewise bound. This Section 1 shall not modify any other agreement of the parties restricting the transfer or disposition of Common Stock.

1.7  Legend. In addition to any other legends that may be required with respect
     ------
to Common Stock, all certificates representing any shares of Common Stock shall have endorsed thereon a legend to substantially the following effect:

             THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE SHAREHOLDERS VOTING AGREEMENT DATED AS OF JANUARY, 2002 (AS THE SAME MAY BE AMENDED), WHICH INCLUDES PROVISIONS RESTRICTING THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND SETS FORTH RIGHTS AND OBLIGATIONS REGARDING VOTING SUCH SHARES WITH RESPECT TO THE APPOINTMENT AND REMOVAL OF DIRECTORS AND FILLING OF VACANCIES ON THE BOARD OF DIRECTORS OF THE COMPANY.

1.8  Specific Enforcement. Each of the parties hereto acknowledges that all of
     --------------------
the parties hereto will be irreparably damaged in the event that the provisions of this Section 1 are not specifically enforced. Accordingly, should any dispute arise pursuant to this Section 1, the parties agree that a decree of specific performance shall be an appropriate remedy. Such remedy shall be cumulative with and shall be in addition to any other remedies which any party may have at law or in equity.

1.9  Revocation. The voting agreements contained in this Section 1 are coupled
     ----------
with an interest and may not be amended, waived or revoked, except by written consent of a majority in voting interest of the Common, including the affirmative consent of ProTeam.

2.   SUCCESSORS AND ASSIGNS.
     ----------------------

     Except as otherwise provided herein, this Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, the parties' respective successors, assigns and legal representatives. ProTeam may, without limitation, assign its rights under this Agreement, including, without limitation, its right to designate directors pursuant to Section 1.1, (i) to one or more of its affiliates, members or subsidiaries, (ii) to any other transferee who purchases more than 50% of the shares of Common Stock held by ProTeam, or (iii) to GE Investment Private Placement Partners II, L.P.

3.   GOVERNING LAW.
     -------------

     THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES ARISING HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAW PROVISIONS.

4.   ENTIRE AGREEMENT; AGREEMENT BINDING.
     -----------------------------------

     This Agreement and the other agreements executed and delivered in connection with the Asset Purchase Agreement constitute the full and entire understanding and agreement between the parties regarding the matters set forth herein provided. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.   NOTICES; ETC.
     ------------

     Except as otherwise specifically provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon confirmation of receipt of telecopy or telegram by the party to be notified or three days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed to such party's address as set forth below such party's name on the signature pages hereto or at such other address as such party shall have furnished in writing in accordance with this Section 5.

6.   COUNTERPARTS.
     ------------

     This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, this Shareholders Voting Agreement is hereby executed effective as of the date first set forth above.

                                            Star Struck/ProTeam, Inc.


                                            ____________________________________
                                            Name:
                                            Title:

                                            SHAREHOLDERS:

                                            PROTEAM.COM, INC.


                                            ____________________________________
                                            Name:
                                            Title:


                                            STAR STRUCK, INC.


                                            ____________________________________
                                            Name:
                                            Title:

                                   EXHIBTI A-3
                                   -----------

                       Form of Investors Rights Agreement
                       ----------------------------------

                            Star Struck/ProTeam, Inc.

                           INVESTORS RIGHTS AGREEMENT

     This Investor Rights Agreement (the "Agreement") is made as of the 2nd day of January, 2002, by and among Star Struck/ProTeam, Inc., a Delaware corporation (the "Company"), Proteam.com, Inc., a Delaware corporation ("ProTeam"), and Star Struck, Inc., a Connecticut corporation ("Star Struck").

                                    RECITALS

         A. The Company, ProTeam, and Star Struck have entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") of even date herewith pursuant to which the Company sells to ProTeam, and ProTeam purchases from the Company, shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock").

         B. It is a condition precedent to the consummation of the Asset Purchase Agreement that the parties hereto enter into this Agreement in order to provide the holders of Common Stock (the "Holders"), including ProTeam, with (i) certain rights to register shares of Common Stock, (ii) certain rights to receive or inspect information pertaining to the Company, (iii) a right of participation with respect to certain issuances by the Company of its securities and (iv) certain other rights as described herein. The Company desires to induce ProTeam to purchase shares of Common Stock pursuant to the Asset Purchase Agreement by agreeing to the terms and conditions set forth herein.

                                    AGREEMENT

         The parties hereby agree as follows:

         1.    Registration Rights. The Company and the Holders covenant and
               -------------------
agree as follows:

               1.1   Definitions.  For purposes of this Agreement:
                     -----------

                     (a) "Common Stock" means common stock of the Company, par value $0.01 per share.

                     (b) The terms "register, " "registered," and "registration"
                                    --------     ----------        ------------
refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended, or successor statute, and applicable rules and regulations thereunder (the "Securities Act"), and the declaration or ordering of effectiveness of such
      --------------
registration statement or document;

                     (c) The term "Registrable Securities" means (i) the shares
                                   ----------------------
of Common Stock, and(ii) any other shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) or (ii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which such person's rights under this Agreement are not assigned. Notwithstanding the foregoing, neither the Company's Common Stock nor its other securities shall be treated as Registrable Securities if they have been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof or made pursuant to Rule 144 of the Securities Act so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

                     (d) The number of shares of "Registrable Securities then
                                                  ---------------------------
outstanding" shall be determined by the number of shares of Common Stock
-----------
outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                     (e) The term "Holder" means any person owning, or having
                                   ------
the right to acquire, Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;
                ------------

                     (f) The term "Purchaser" means those entities listed on
                                   ---------
Schedule I to the Common Stock Purchase Agreement and any assignee or transferee thereof; and

                     (g) The term "SEC" means the Securities and Exchange
                                   ---
Commission.

     1.2   Request for Registration.
           ------------------------

                     (a) If the Company shall receive at any time, a written request from ProTeam, (together with its affiliates and permitted transferees, the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use best efforts to effect as soon as practicable, the
-----------------
registration under the Securities Act of all Registrable Securities which the Holders request to be registered by the Company in accordance with this Section
                                                                        -------
1.2.
---

                     (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written
     -----------
notice referred to in subsection 1.2(a). The underwriter will be selected by a
                      -----------------
majority in interest of the Initiating Holders, provided, however, that so long as ProTeam shall be a holder of Registrable Securities, ProTeam shall have the right, in its sole discretion, to approve or disapprove of any underwriter in which General Electric Company owns a direct or indirect interest of five percent (5%) or more. In such event, the right of any

Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion in the underwriting of such Holder's Registrable Securities so requested to be registered (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e))
                                                             ------------------
enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company in writing that
        -----------
marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                     (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section
                                                                        -------
1.2, a certificate signed by the President of the Company stating that in the
---
good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this
                    --------  -------
right more than once in any twelve-month period, whether pursuant to this subsection 1.2(c).
-----------------

                     (d)  In addition to and without limitation of Section 1.13
                                                                   ------------
hereof, the Company shall not be obligated to effect, any registration pursuant to this Section 1.2:
        -----------

                         (i)   until the Company's gross annual revenue for any
fiscal year prior to the date of the written request by the Initiating Holder for registration under this Section 1.2 has not been equal to or exceeded
                            -----------
$40,000,000;

                         (ii)  after the Company has effected one (1)
registration pursuant to this Section 1.2 and such registrations have been
                              -----------
declared or ordered effective (provided, however that if all registrable
                               --------  -------
securities demanding registration were not registered pursuant to such demand statement, than an additional demand registration right shall be granted);

                         (iii) during the one hundred eighty (180) day period
commencing with the date of the Company's initial public offering ("IPO"); or

                         (iv)  if the Company delivers notice to the holders of
the Registrable Securities within thirty (30) days of any registration request of its intent to file a registration statement for such IPO within thirty (30) days.

               1.3   Company Registration. The Company shall notify all Holders
                     --------------------
of Registrable Securities in writing at least fifteen (15) days prior to the filing of a registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company and registration statements on behalf of stockholders (other than the Holders) who have been granted demand registration rights, but excluding registration statements relating to employee benefit plans or debt securities, with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act or a registration on any registration form that does not permit secondary sales) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen
(15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities, in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities, as applicable, in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration. The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section
1.6 hereof.

               1.4   Obligations of the Company. Whenever required under this
                     --------------------------
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days.

                     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred eighty
(180) days.

                     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities.

                     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in
         --------
connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Subject to subsection 1.2(b), each Holder participating in such underwriting shall also
-----------------
enter into and perform its obligations under such an agreement.

                     (f) Notify each Holder of Registrable Securities, covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred eighty (180) days; and, at the request of any Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing (it being understood that if as a result of the notification by the Company, the Holders are prevented from selling their Registrable Securities, then the one hundred eighty (180) day periods set forth in clauses (a), (b) and this clause (f) shall be extended by each day that the Holders are so prevented).

                     (g) Cause all such Registrable Securities registered pursuant to such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                     (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                     (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the
---------
underwriters for sale in connection with a registration pursuant to this Section
                                                                         -------
1, if such securities are being sold through underwriters, or, if such
-
securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         1.5  Furnish Information. It shall be a condition precedent to the
              -------------------
obligations of the Company to take any action pursuant to this Section 1 with
                                                               ---------
respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registrable Securities.

         1.6  Expenses of Registration.
              ------------------------

              (a)  Demand Registration. All expenses, other than underwriting
                   -------------------
discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all
                           -----------
registration, filing and qualification fees, printers' and accounting fees, fees and expenses in connection with any special audit, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the Holders selected by the Holders, shall be borne by the Company.

              (b)  Company Registration. All expenses, other than underwriting
                   --------------------
discounts and commissions, incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder
                                                     -----------
(which right may be assigned as provided in Section 1.12), including (without
                                            ------------
limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and expenses in connection with any special audit, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by the Holder or Holders, shall be borne by the Company.

         1.7  Underwriting Requirements. In connection with any offering
              -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders'
                            -----------
securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering provided that the securities be included in any such registration, other than those which are being sold for the account of the Company, shall be reduced first by reducing the number of securities that are not Registrable Securities and then shall be allocated pro rata among the affected Holders in proportion to the number of Registrable Securities requested to be included by such holders, provided,
                                                                 --------
however, that in no event may less than 25% of the total number of equity
-------
securities to be included in such underwriting, other than the Company's IPO, be made available for Registrable Securities nor shall any shares being sold by a Holder be excluded from such offering in favor of securities to be sold on behalf of any third party.

         1.8  Delay of Registration. No Holder shall have any right to obtain or
              ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.
                                         ---------

         1.9 Market Standoff. Upon request of the Company and its underwriters, each Holder shall agree, for the period ending one hundred eighty (180) days immediately following the Company's IPO, not to sell or to offer to sell any securities of the Company. No Holder shall be required to agree to the foregoing lock-up unless all officers, directors and employees and all stockholders who hold at least 1% of the Company's outstanding capital stock shall be required to enter into agreements under which such person shall be subject to an identical lock-up. All such lock-up agreements shall provide for pro-rata releases.

         1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:
                                                ---------

              (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and any underwriter (as defined in the Securities
Act) for such Holder and each director, officer, and person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against
                                                      ------------
any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue
                                                     ---------
statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
        --------  -------
subsection 1.10(a) shall not apply to amounts paid in settlement of any such
------------------
loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; and provided, further that if any losses, claims or liabilities arise out of or are based on an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus and if the Holder delivered a copy of the preliminary prospectus to the person alleging such damage and failed to deliver a copy of the final prospectus (assuming that such final prospectus was delivered to the Holder at such time as would afford the Holder a reasonable opportunity to deliver said final prospectus to the proposed purchaser) to such person, the Company shall not have any liability with respect to such person.

              (b) To the extent permitted by law, each selling Holder will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, its officers and each person who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or Exchange Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (other than the Violation described in item (iii) of the definition thereof), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with
                                   ------------------
investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection
--------  -------                                                 ----------
1.10(b) shall not apply to amounts paid in settlement of any such loss, claim,
-------
damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided,
                                                                     --------
further, that in no event shall the amounts payable in indemnity by a Holder
-------
under this subsection 1.10(b) in respect of a Violation exceed the net proceeds
           ------------------
received by such Holder in the registered offering out of which such Violation arises.

              (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any
------------
governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to
                                                        ------------
the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
                             --------  -------
(together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 1.10 to the extent that the indemnifying party has been
                 ------------
prejudiced thereby, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10. No indemnifying party,
                                            ------------
in the defense of any such claim or litigation, shall, except with the consent of each indemnified party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

              (d)  If the indemnification provided for in this Section 1.10 is
                                                               ------------
held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall the amounts payable in
                --------
contribution by a Holder under this subsection 1.10(d) in respect of a Violation
                                    ------------------
exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

              (e)  The obligations of the Company and Holders under this Section
                                                                         -------
1.10 shall survive the completion of any offering of Registrable Securities in a
----
registration statement under this Section 1, and otherwise.
                                  ---------

         1.11  Reports Under Securities Exchange Act of 1934. With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

              (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (c) furnish to any Holder, so long as accurate and so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

              1.12  Assignment of Registration Rights. The rights to cause the
                    ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be
                                                            ---------
assigned by a Holder to (x) any affiliate, subsidiary, member, partner or stockholder of a Holder, (y) a transferee or assignee of at least fifty percent (50%) of such Holder's Registrable Securities as of the date of this Agreement (as appropriately adjusted for anti-dilution and any subsequent stock splits, stock dividends, recapitalizations and the like) or (z) in the case of ProTeam, ProTeam may assign its rights to General Electric Investment Private Placement Partners II or any affiliate thereof, provided (i) the Company is, within ten
                                      --------
(10) days after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (ii) such transferee agrees in writing to be subject to all restrictions set forth in this Agreement and provided, further, that such assignment shall be effective only if immediately
--------  -------
following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

              1.13  Limitations on Subsequent Registration Rights. From and
                    ---------------------------------------------
after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, including the affirmative vote of ProTeam, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Sections 1.2 or 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration unless the Holders can participate on a pro rata basis.

         2.   Covenants of the Company.
              ------------------------

              2.1  Delivery of Financial Statements. The Company shall provide
                   --------------------------------
to each Holder:


                   (a)  as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"),
                                                                       ----
and audited and certified by a nationally recognized independent public accounting firm selected by the Company;

                   (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows and summary of bookings for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

          (c) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows, summary of bookings and balance sheet for and as of the end of such month, in reasonable detail;

          (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources of applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

          (e) such other information relating to the financial condition, business, prospects or corporate affairs of the Company, such as but not limited to reports of adverse developments, management letters, communications with shareholders, press releases and registration statements, as ProTeam, or a majority of the outstanding shares of Registrable Securities may from time to time reasonably request.

     With respect to the financial statements called for in subsections (b) and
(c) of this Section 2.1, the Company covenants that such financials will be prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and will fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment.

     2.2  Inspection. The Company shall permit ProTeam to visit and inspect the
          ----------
Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested. requested.

     2.3  Limitations on Actions without ProTeam Consent. The Company shall not,
          ----------------------------------------------
without first obtaining the written consent of ProTeam, undertake any action which would result in:

          (a) a voluntary liquidation, dissolution, recapitalization or bankruptcy of the Company;

          (b) creation or amendment of any Company stock option or purchase plan to modify the number of shares covered thereby in such a way that more than 10% of the capital is allocated thereunder;

          (c)   any change in the nature of the Company's business;

          (d) the amendment of any Certificate of Incorporation, Bylaws or other organizational or governing document to which the Company is a party;

          (e) the sale of any assets of the Company which are valued in excess of $50,000 in any single transaction or series of related transactions not in the ordinary course of business;

          (f)   the selection of an underwriter;

          (g)   the formation of any subsidiaries or joint ventures; provided,
                                                                     --------
however, that no such consent shall be required pursuant to this Section 2.3(g)
-------
if such subsidiary or joint venture has executed (i) a voting agreement approved by ProTeam, such approval not to be unreasonably withheld, which contains substantially the same rights and benefits provided to ProTeam pursuant to that certain voting agreement dated as of even date herewith, including but not limited to the right to designate one director, (ii) a co-sale agreement approved by ProTeam, such approval not to be unreasonably withheld, which contains substantially the same rights and benefits provided to ProTeam pursuant to that certain co-sale agreement dated as of even date herewith, and (iii) an investors rights agreement approved by ProTeam, such approval not to be unreasonably withheld, which contains substantially the same rights and benefits provided to ProTeam pursuant to this Agreement, including but not limited to the consent rights of this Section 2.3;

          (h)   an increase or decrease in the size of the Board of Directors;

          (i) delegation of any of the Board of Directors' authority to a committee or any other person; or

          (j) granting of registration rights which are pari passu or superior to those granted to ProTeam pursuant to this Agreement.

     2.4  Limitation on Actions Without the Consent of the Board of Directors.
          -------------------------------------------------------------------
The following actions shall not take place without (i) an affirmative vote by the full Board of Directors of the Company, (ii) an affirmative vote by the Board of Directors of the Company at meeting of such Board of Directors of the Company which has taken place with due notice to each director being given pursuant to the Delaware General Corporation Law, where such notice stating which of the following actions are to be taken and a description of the material elements of such anticipated action, or (iii) by waiver of a meeting and unanimous written consent executed by each member of the board of directors pursuant to Section 141 of the Delaware General Corporation Law:

          (a)   approval and adoption of a budget for the Company;

          (b) a change of control, merger, sale of all or substantially all assets, consolidation, reorganization of the Company;

          (c) the Company's entering into an agreement or incurring indebtedness in excess of $250,000 in any single transaction or in the aggregate in excess of $500,000 outstanding at any one time;

          (d) the hiring or termination of any Chief Executive Officer or Chief Financial Officer of the Company; and

          (e) any increase in compensation paid to either the Chief Executive Officer or the Chief Financial Officer.

     2.5  Agreements with Affiliates Requirement. The Company shall not enter
          --------------------------------------
into, or amend, any agreement or transaction with an affiliate, shareholder, employee (other than employment agreements), officer or director, without first obtaining the unanimous affirmative vote of the Board of Directors of the Company.

     2.6  Right of Participation.
          ----------------------

          (a)   Subject to the terms and conditions specified in this Section
                                                                      -------
2.5(a), the Company hereby grants to the ProTeam and Star Struck (for the
------
purposes of this Section 2.5, the "Offerees"), a right of participation with
                 -----------       --------
respect to sales by the Company of its Shares (as hereinafter defined) issued in connection with a Financing (as hereinafter defined). For purposes of this
Section 2.5, "Shares " shall mean any shares of, or securities (including,
-----------   ------
without limitation, debt) convertible into or exercisable for any shares of, any class of the Company's capital stock, and "Financing" shall mean any and all
                                           ---------
issuances of shares by the Company subsequent to the Closing Date (as defined in the Asset Purchase Agreement). An Offeree who chooses to exercise the right of participation may designate, as purchasers under such right, itself or its partners or affiliates in such proportions as it deems appropriate. The term "affiliates" shall have the meaning assigned to that term in Rule 501 of Regulation D promulgated under the Securities Act.

         In the event of, and prior to, any Financing in connection with which the Company proposes to offer any Shares, the Company shall first make an offering of such Shares to each Offeree in accordance with the following provisions:

               (i) The Company shall deliver a notice by certified mail or overnight courier ("Notice") to the Offerees stating (A) its bona fide intention
                    ------
to offer such Shares, (B) the number of such Shares to be offered, (C) the price and general terms, if any, upon which it proposes to offer such Shares and (D) the identity of the proposed purchaser(s).

               (ii) Within ten (10) business days after delivery of the Notice, the Offeree may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which would be sufficient to maintain such Offeree's percentage ownership interest of the capital stock of the Company then outstanding.

               (iii) The Company may, during the 60-day period following the expiration of the period provided in subsection 2.5(a)(ii) hereof, offer the
                                     ---------------------
remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the Offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 90 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first re-offered to the Offerees in accordance herewith.

          (b)   The right of participation in this Section 2.5 shall not be
                                                   -----------
applicable (i) to an IPO, (ii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iii) to any Common Stock issued as part of a bona fide acquisition from an entity which is not an affiliate of the Company, (iv) to any securities issued in connection with a commercial lending or equipment leasing arrangement, and (v) to any securities issued to any strategic partners or in connection with the securing of any endorsement of the Company.

     2.7  Proceeds in the Event of a Liquidation or Deemed Liquidation.
          ------------------------------------------------------------

          (a) In the event of any liquidation, dissolution, or winding up of the Company (or the deemed occurrence of such event pursuant to subsection 2.7(b) below (a "Deemed Liquidation")), either voluntary or involuntary, distributions to the Shareholders of the assets of the Company or the consideration (cash or otherwise) paid for the Company shall be made in the following manner, an example of which may be found in Exhibit A to this
Agreement:

               (i) First, five million dollars ($5,000,000) of the aggregate proceeds from such liquidation or Deemed Liquidation (the "Initial Payment"), shall be paid to the Shareholders on a pro rata basis commensurate with their proportionate ownership interests in the Company; provided, however, that in the
                                                  --------  -------
event that the Company has, prior to the occurrence of such a liquidation or deemed liquidation, declared aggregate dividends in excess of two million dollars ($2,000,000), then the Initial Payment shall be reduced by an amount equal to the such aggregate dividends in excess of two million dollars ($2,000,000);

               (ii) Second, all aggregate proceeds from any such liquidation or Deemed Liquidation in excess of the Initial Payment, distributed pursuant to subsection 2.7(a)(i) above, shall be divided evenly between ProTeam and Star Struck, regardless of their relative ownership interests in the Company. In the event that any mechanism of liquidation or Deemed Liquidation causes any of the aggregate proceeds of such liquidation or Deemed Liquidation which would otherwise be distributable pursuant to this subsection to be distributed to any Shareholder in a manner which is inconsistent with this subsection, any Shareholder receiving proceeds in excess of the aggregate amount which such Shareholder would have received pursuant to this subsection shall immediately redistribute such excess amount to each other Shareholder in the amount or amounts such Shareholders would have been entitled to receive pursuant to this subsection.

          (b) For purposes of this Section 2.7, a merger or legal consolidation of the Company with or into any other corporation or corporations or other entities, unless one or more shareholders of the Company immediately prior to any such transaction are holders of at least a majority of the voting power of the surviving corporation or other entity, the acquiring corporation or other entity or the entity controlling the surviving corporation immediately thereafter (and for purposes of this calculation, equity securities which any shareholder of the Company owned immediately prior to such merger or consolidation as a shareholder of another party to the transaction shall be disregarded), or a sale, lease or other transfer of more than 50% of the assets of the Company (or any series of related transactions resulting in the sale, lease or other transfer of all or substantially all of the assets of the Company), shall be treated as a liquidation, dissolution or winding up.

          (c) In the event of an IPO of the Company at a price per share which would imply a fair market value of the Common Stock then owned, in the aggregate, by ProTeam and Star Struck (together with each of their respective transferees and assigns) in excess of five million dollars ($5,000,000), Star Struck shall, prior to the commencement of such IPO, pay to ProTeam an amount, in cash, equal to one-half of the difference, if any, between (i) the sum of (A) the aggregate fair market value of Star Struck's Common Stock and (B) the Dividend Adjustment Value (as defined below) and (ii) the sum of (C) the aggregate fair market value of ProTeam's Common Stock and (D) three million dollars ($3,000,000). The Company shall not have sought to have declared effective any registration statement covering any equity security of the Company shall be effective unless and until each party to this agreement is in compliance with this Section 2.7, and all amounts payable hereunder have been received by ProTeam. For the purposes of this subsection (c), the term "Dividend Adjustment Value" shall mean the lesser of (X) an amount equal to 60% of the sum of all aggregate dividends declared by the Company prior to the effective date of the IPO in excess of two million dollars ($2,000,000) or (Y) three million dollars ($3,000,000).

         2.8  Dividends. If the Company pays aggregate dividends with a total
              ---------
value in excess of seven million dollars ($7,000,000), Star Struck shall, prior to the payment of any additional dividend, pay to ProTeam an amount, in cash, equal to one-half of the difference, if any, between (i) the amount to be paid as of the record date for such dividend on Star Struck's Common Stock and (ii) the amount to be paid as of the record date for such dividend on ProTeam's Common Stock. No dividend declared by the Company shall be paid unless and until each party to this agreement is in compliance with this Section 2.8, and all amounts payable hereunder have been received by ProTeam.

     3.  Miscellaneous.
         -------------

         3.1  Successors and Assigns. Except as otherwise provided in this
              ----------------------
Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon (x) any affiliate, subsidiary, member, partner or stockholder of a Holder, (y) a transferee or assignee of at least fifty percent (50%) of such Holder's Registrable Securities as of the date of this Agreement (as appropriately adjusted for anti-dilution and any subsequent stock splits, stock dividends, recapitalizations and the like) or (z) in the case of ProTeam, ProTeam may assign its rights to General Electric Investment Private Placement Partners II or any affiliate thereof, provided (i) the Company is, within ten
                                      --------
(10) days after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (ii) such transferee agrees in writing to be subject to all restrictions set forth in this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         3.2  Amendments and Waivers. Any term of this Agreement may be amended
              ----------------------
or waived only with the written consent of (i) the Company and (ii) the holders of at least two-thirds of the Registrable Securities then outstanding, including the affirmative vote of ProTeam. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

         3.3  Notices. Unless otherwise provided, any notice required or
              -------
permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or one (1) day after delivery by overnight courier or sent by telegram, fax, or e-mail provided that in each case, the sender retains proof of receipt, or four (4) days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or as subsequently modified by written notice.

         3.4  Severability. If one or more provisions of this Agreement are held
              ------------
to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

         3.5  Notation on Certificates. The certificates which have been issued
              ------------------------
for shares of Common Stock held by the Holders shall be endorsed with appropriate legends referring to the federal securities laws and any applicable state securities laws and they shall also be endorsed with a legend that is to read substantially as follows:

     THIS CERTIFICATE IS TRANSFERABLE ONLY UPON COMPLIANCE WITH THE PROVISIONS AND TRANSFER RESTRICTIONS OF AN INVESTORS RIGHTS AGREEMENT, DATED AS OF JANUARY 2, 2002, BETWEEN THE ISSUER OF THIS CERTIFICATE AND ITS SHAREHOLDERS, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE ISSUER OF THIS CERTIFICATE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SIGNIFICANT RESTRICTIONS THAT ARE SET FORTH IN SUCH INVESTORS RIGHTS AGREEMENT.

         3.6  Governing Law. THIS AGREEMENT AND ALL ACTS AND TRANSACTIONS
              -------------
PURSUANT HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

         3.7  Counterparts. This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3.8  Entire Agreement. This Agreement and the other agreements executed
              ----------------
and delivered in connection with the Common Stock Purchase Agreement constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

         3.9  Titles and Subtitles. The titles and subtitles used in this
              --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     The parties hereto have executed this Investor Rights Agreement as of the date first written above.

                                               STAR STRUCK/PROTEAM INC.
                                               a Delaware corporation

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________
                                                      Address:

                                               PROTEAM.COM, INC.
                                               a Delaware corporation

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________
                                                      Address:

                                               STAR STRUCK, INC.
                                               a Connecticut corporation

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________
                                                      Address:




                                    Exhibit A
                                    ---------

The following example is intended for illustrative purposes only:

     Assume that the Company declares and pays aggregate dividends of $4,000,000 and is then sold for $10,000,000, then pursuant to Section 2.7(a):

The "Initial Payment" will equal $5,000,000 - ($4,000,000 - $2,000,000) =
$3,000,000.
Pursuant to Section 2.7(a)(ii), $3,000,000 shall be paid to the Shareholders on a pro rata basis commensurate with their proportionate ownership interests in the Company. As of the Closing Date (as defined in the Asset Purchase Agreement), this will result in the following payments:

         Star Struck              $2,400,000

         ProTeam                    $600,000

The remaining amount will equal $10,000,000 - $3,000,000 = $7,000,000.
Pursuant to Section 2.7(a)(ii), this $7,000,000 will be divided evenly between StarStruck and ProTeam, with each receiving a payment of $3,500,000.

Therefore, the aggregate amounts payable to each of the Holders under the assumed scenario above would equal:

Star Struck    $5,900,000 (plus $3,200,000 of previously declared and paid dividends)

ProTeam $4,100,000 (plus $800,000 of previously declared and paid dividends)

                                   EXHIBIT A-4
                                   -----------

                            Form of Co-Sale Agreement
                            -------------------------


                            Star Struck/ProTeam, Inc.

                                CO-SALE AGREEMENT

     This Co-Sale Agreement (this "Agreement") is made as of January 2, 2002, by and among Star Struck/ProTeam, Inc., a Delaware corporation (the "Company"), PROTEAM.COM, INC., a Delaware corporation ("ProTeam") and STAR STRUCK INC. ("Star Struck"). (together, with the permitted successors, assigns and transferees thereof, the "Shareholders").

                                    RECITALS

     A. Each of the Shareholders is the owner of the number of shares of the Company's Common Stock, par value $0.01 per share, (the "Common Stock") set forth beneath such Shareholder's name on the signature page hereto.

     C. It is a condition precedent to the consummation of the Asset Purchase Agreement dated as of January 2, 2002 that the parties hereto enter into this Agreement to set forth the rights and obligations described herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Right of Co-Sale
         ----------------

         1.1   Notice of Proposed Transfer. Should Star Struck or any of its
               ---------------------------
permitted successors, assigns and transferees (referred to herein as the "Selling Holder") propose to sell or otherwise transfer any of its shares of Common Stock of the Company ("Shares"), and receives a bona fide third party offer to purchase all or any portion of such Shares (the "Co-Sale Shares"), such Selling Holder shall deliver to the Company and ProTeam and each of its permitted successors, assigns and transferees (each, a "Co-Sale Holder") a written notice (the "Notice") stating: (i) the Selling Holder's bona fide intention to sell or otherwise transfer such Co-Sale Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Co-Sale Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Selling Holder proposes to transfer the Co-Sale Shares (the "Offered Price"); and (v) the estimated closing date of such transfer of such Co-Sale Shares. Such Notice is to be delivered at least twenty (20) days prior to any such proposed transfer to a Proposed Transferee.

         1.2   Purchase Price.  If the Offered Price includes consideration
               --------------
other than
cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company (including at least one director designated by ProTeam, or its permitted successors, assigns and transferees) in good faith.

         1.3   Exercise of Right of Co-Sale. Upon receipt of the Notice, each
               ----------------------------
Co-Sale Holder may elect to participate in the proposed transfer by delivering written notification to the Selling Holder within (10) days of the date of such Notice, indicating that if such Selling Holder sells such "Co-Sale Shares", such Co-Sale Holder (a "Participating Co-Sale Holder") elects to participate in the proposed transfer of the Co-Sale Shares. Each Participating Co-Sale Holder shall then have the right to sell, at the same price and on the same terms as the Selling Holder, an amount of shares equal to the number of Co-Sale Shares multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock held by the Participating Co-Sale Holder and the denominator of which shall be the sum of the number of shares of Common Stock held by the Selling Holder and all Participating Co-Sale Holders, in the aggregate.

         1.4   Closing. (a) The Participating Co-Sale Holders shall enter into
               -------
an agreement with the purchaser on terms and conditions identical, to the extent feasible, with the agreement entered into by the Selling Holder, provided, however, that a Participating Co-Sale Holder shall not be required to make any
-------
additional representations, other than its ownership of the securities being sold.

               (b) Subject to the foregoing, the Selling Holder may, within ninety (90) days after the expiration of the ten (10) day period referred to above, transfer the Co-Sale Shares (reduced by the number of shares of Common Stock with respect to which such Stockholders have elected to participate, if any) to the Proposed Transferee(s) identified in the Notice at a price and on the terms no more favorable to the Selling Holder than specified in the Notice; provided, that, prior to any transfer such transferee(s) shall first execute and deliver to the Company a written agreement to be bound by all of the provisions of this Agreement applicable to the applicable Selling Holder. However, if such transfer is not consummated within such ninety (90) day period, the Selling Holder shall not transfer any of the Co-Sale Shares as have not been purchased within such period without again complying with all of the provisions of this
Section 1. Any attempt by a Selling Holder to transfer shares of Common Stock in
---------
violation of this Section 1 shall be void and the Company agrees that it will
                  ---------
not effect such a transfer nor will it treat any alleged transferee as the holder of such shares of Common Stock without the consent of ProTeam.

     2.  Request for Sale of the Company
         -------------------------------

         2.1   Request for Sale. At any time after (i) January 1, 2004, ProTeam
               ----------------
may send a written notice to the Company requesting that the Company make a good faith effort to sell (either through the sale of the outstanding capital stock or assets) the Company (a "Request for Company Sale"). Upon receipt of such Request for Company Sale, the Company shall undertake a good faith effort to find a purchaser who will purchase the Company.

         2.2   Company's Right of First Refusal. If a bona fide offer is made
               --------------------------------
by a third party to purchase all or substantially all of the assets or shares of stock of the Company at an offer price that is acceptable to ProTeam ("Valid Offer"), the Company shall either (i) accept the Valid Offer or (ii) acquire all of the outstanding shares of Common Stock held by ProTeam and its permitted successors, assigns and transferees, on the same terms and conditions as the Valid Offer (the "ProTeam Shares"). If the Company elects to acquire the ProTeam Shares as per (ii) above, then the Company shall have up to 45 days from the date the Valid Offer to raise the necessary funds to effect the acquisition of the ProTeam Shares and close the transaction. If, after said 45 days the Company has not completed the purchase of the ProTeam Shares, the Valid Offer shall be accepted by the Company.

         2.3   Drag Along Voting Agreement. Each of the Shareholders ("Drag
               ---------------------------
Along Voter") agrees to vote in favor of any Valid Offer. Each Drag Along Voter shall further direct any member of the Board of Directors designated or elected by such Shareholder to vote in favor of any Valid Offer.

     3.  Covenant of the Company and the Shareholders. No shares of Common Stock
         --------------------------------------------
or other capital stock of the Company shall be issued by the Company, nor transferred by the Shareholders, to any transferee or assignee of a Shareholder at any time during the term of this Section 3, either directly, upon the exchange or exercise of warrants or other securities of the Company exercisable for or exchangeable into shares of Common Stock or other capital stock, such additional shares of Common Stock or capital stock, as the case may be, unless such person or entity first executes a joinder to this Agreement, agreeing to comply with the provisions and be bound by the terms herein.

     4.  Termination
         -----------

         4.1 This Agreement shall terminate immediately prior to the earliest to occur of any one of the following events:

               (a) The Company's liquidation, or Deemed Liquidation, as defined in Section 2.7 of the Investors Rights Agreement, dated as of the Date hereof (the "Investors Rights Agreement");

               (b) The execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company; or

               (c) The closing of the Company's IPO (as defined in the Investors Rights Agreement).

     5.  Legends
         -------

         5.1 All certificates of the Shareholders representing any Shares (including any Shares issued upon exercise of options) subject to the provisions of this Agreement shall have endorsed thereon a legend to substantially the following effect:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO,

      AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, A CO-SALE AGREEMENT DATED AS OF JANUARY 2, 2002 AMONG THE COMPANY, THE HOLDER OF THESE SECURITIES AND CERTAIN OTHER PURCHASERS OF THE COMPANY'S STOCK, WHICH INCLUDES CO-SALE RIGHTS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

         5.2 The Company will not transfer any of the Shares on its books without first ascertaining compliance with all of the applicable provisions of this Agreement with respect to such transfer.

     6.  Successors and Assigns
         ----------------------

         Except as otherwise provided herein, this Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, the parties' respective successors, assigns and legal representatives, provided that ProTeam may only assign its rights (i) to one or more of its affiliates, members or subsidiaries, including, without limitation, a person or entity that acquires all or substantially all of its assets or (ii) with respect to ProTeam and its transferees, to any transferee who purchases at least 50% of the shares of capital stock then held by ProTeam (or its transferees).

     7.  Amendment
         ---------

         Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) each of ProTeam and its permitted successors, assigns and transferees who hold Common Stock, and (iii) the holders of two-thirds of the outstanding shares of Common Stock.

     8.  Governing Law
         -------------

         THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES ARISING HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAWS PROVISIONS.

     9.  Entire Agreement; Agreement Binding
         -----------------------------------

         This Agreement and the Additional Agreements (as defined in the Purchase Agreement) constitute the full and entire understanding and agreement between the parties regarding the matters set forth herein provided. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     10. Notices, Etc.
         ------------

     Except as otherwise specifically provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon confirmation of receipt of telecopy or telegram by the party to be notified or three days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed to: (a) if to a Shareholder, at such Shareholder's address as set forth below its name on the signature page to this Agreement or at such other address as such Shareholder shall have furnished to the Company in writing in accordance with this Section 10, or (b) if to the Company, at its principal office.

     11. Counterparts
         ------------

         This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     The foregoing Co-Sale Agreement is hereby executed effective as of the date first set forth above.

                                        COMPANY:

                                        Star Struck/ProTeam, Inc.,
                                        a Delaware corporation

                                        By:   __________________________________

                                        Name: __________________________________


                                        Title:__________________________________
                                              Address:

                                        STAR STRUCK, INC.

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________
                                              Address:

                                        PROTEAM.COM INC.

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________
                                              Address:

                                   EXHIBIT A-5
                                   -----------

                            Form of License Agreement
                            -------------------------

                                LICENSE AGREEMENT

     THIS LICENSE AGREEMENT, dated as of January 2, 2002 (the "Agreement"), is
                                                               ---------
made and entered into between Star Struck/ProTeam, Inc., a Delaware corporation (the "Licensor") and Proteam.com, Inc., a Delaware corporation (the "Licensee").
      --------                                                       --------

                                    RECITALS:

     On the terms and subject to the conditions set forth herein, the Licensee has agreed to accept from the Licensor, and the Licensor has agreed to grant to the Licensee a license to use a certain mailing list.

     NOW, THEREFORE, in consideration of the representations, warranties and covenants contained in this Agreement, the parties hereto hereby agree as follows:

     1. Grant of License. In consideration of the payment to the Licensor of one
        ----------------
dollar, receipt whereof is hereby acknowledged, the Licensor hereby grants to the Licensee, and the Licensee hereby accepts from the Licensor a non-exclusive license (the "License") to use for a single mass mailing and solely in connection with the marketing, sale and servicing of sports-related non-apparel merchandise the mailing list of names and addresses sold by Licensee to Licensor on the date hereof, as supplemented and modified from time to time by Licensor in connection with its own use of such list (the "List")

     2. Assignment of License. The License shall not be assignable nor
        ---------------------
sublicensable, except that if Licensee may assign the License if unused to any entity affiliated with General Electric Investment Private Placement Partners II, L.P. ("GEIPPPII"), or in which GEIPPPII, or one of its affiliates has an ownership interest, provided, however that the transferee does not use the list
                    --------  -------
in connection with the sports apparel business. Any assignment, sublicensing, attempted sublicensing, or attempted assignment by the Licensee or its assignee in violation of this section 2 shall be null and void.

     3. Delivery of a Copy of the List upon Written Request; Return. Licensor
        -----------------------------------------------------------
shall deliver to Licensee, within 30 days after Licensor's receipt prior to December 31, 2006, from Licensee of a written request for the List, a copy of the List, a copy thereof as it exists on the date of such receipt. License shall have 30 days after receipt of the List to effect the mailing referred to in section 1. At the end of such 30 days License shall return the List to Licensee.

     4. Confidentiality. Licensee acknowledges that the List and the information
        ---------------
it contains is and will be a confidential proprietary trade secret of Licensor and, except as contemplated by this Agreement, Licensee will not, and will not permit any permitted assignee to, disclose or make available or disclose to others any of the contents of the List, as it may be amended and supplemented. Licensee will not make or permit to be made any copy of the list or portions thereof.

     5.  Termination
         -----------

     (a) Either the Licensor or the Licensee may terminate this agreement, upon 10 days prior written notice to the other party, if such other party:

         (i) shall have made an assignment for the benefit of its creditors or filed or consented to the filing of a petition in bankruptcy;

         (ii) shall have had filed against it an involuntary petition in bankruptcy and such petition shall not have been dismissed within 60 days after such filing; or

         (iii) shall have had a receiver or similar official appointed for it or its assets or business, or shall have sought protection under any law relating to insolvency, moratorium, arrangement or relief of debtors.

     (b) The right to terminate this Agreement under this section 5 shall be in addition to any other rights and remedies available to any party in the event of the breach by the other party of any of its obligations under this Agreement.

     6.  Miscellaneous
         -------------

     (a) Disclaimer. THE LICENSEE ACKNOWLEDGES THAT THE LICENSOR DISCLAIMS ANY
         ----------
AND ALL WARRANTIES EITHER EXPRESS OR IMPLIED, INCLUDING ANY AND ALL IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     (b) Notices  All notices, requests, claims, demands and other
         -------
communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by facsimile (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (i) If to the Licensee:

               Proteam.com, Inc.
               c/o GE Asset Management Incorporated
               3003 Summer Street, P.O. Box 7900
               Stamford, CT 06904-7900
               Attention:  Michael M. Pastore
               Telecopy No.:  (203) 326-4073
         with a copy to:

                           E. Ann Gill, Esq.
                           Dewey Ballantine LLP
                           1301 Avenue of the Americas
                           New York, New York  10019
                           Telecopy No.:  (212) 259-6333

         ii)  If to the Licensor:

                           Star Struck/ProTeam, Inc.
                           8 F.J. Clarke Circle
                           Bethel, CT  06801
                           Attn:  Ken Karlan
                           Telecopy No.:  (800) 962-8345

         with a copy to:

                           Michael E. Schoeman
                           Schoeman, Updike & Kaufman, LLP
                           60 East 42nd Street
                           New York, New York 10165
                           Telecopy No.:  (212) 687-2123

         (c) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         (d) Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein and there had been contained herein instead such valid, legal and enforceable provisions as would most nearly accomplish the intent and purpose of such invalid, illegal or unenforceable provision.

         IN WITNESS WHEREOF, the Licensee and the Licensor have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                STAR STRUCK/ PROTEAM, INC.


                                By:
                                      ------------------------------------------
                                      Name:
                                              ----------------------------------
                                      Title:
                                              ----------------------------------

                                  PROTEAM.COM, INC.


                                  By:
                                        ________________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

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                                   EXHIBIT B-1
                                   -----------

                                  Form of Note
                                  ------------

                                STAR STRUCK, INC.

                                 PROMISSORY NOTE

$200,000.00 (U.S.)                                               January 2, 2002

         FOR VALUE RECEIVED, the undersigned, Star Struck, Inc., a Delaware corporation ("Promissor"), hereby promises to pay to Proteam.com, Inc., a Delaware corporation, or its assigns ("Promissee") the principal sum of TWO HUNDRED THOUSAND U.S. DOLLARS ($200,000.00) on or before January 31, 2002 (the "Maturity Date").

         Principal of this Note shall be due and payable in full on the Maturity Date. Payments of principal of this Note shall be made in immediately available funds in lawful money of the United States of America.

         The obligations of Promissor under this Note are guaranteed as set forth in the Guaranty Agreement dated the date hereof between Promissee, Promissor, Ken Karlan and Peter Nisselson, a copy of which is attached hereto and incorporated herein as Exhibit A (the "Guaranty Agreement").

         This Note may be prepaid in whole or in part at any time and from time to time, without premium or penalty.

         In the case of one or more of the following events (each, a "Default")
(i) the Promissor fails to pay when due any payment of principal hereof, or (ii) the Promissor becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due; or (iii) the Promissor applies for a trustee, receiver or other custodian for it or a substantial part of its property; or (iv) a trustee, receiver or other custodian is appointed for the Promissor or for a substantial part of its property; or (v) the Promissor files a voluntary petition for bankruptcy, (vi) a creditor files a petition for a bankruptcy proceeding with respect to the Promissor; or (vii) any event or condition shall occur which results in the acceleration of the maturity of any debt of the Promissor; then, upon the occurrence of any such event, the Promissee may, without notice, declare the unpaid principal and interest on this Note, and all other obligations of the Promissor to the Promissee, at once due and payable, whereupon such principal, interest and other obligations shall become at once due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time.

         Upon Default the Promissee may employ an attorney to enforce the Promissee's rights and remedies and the maker, principal, surety, guarantor and endorsers of this Note hereby agree

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to pay to the Promissee's reasonable attorneys' fees, plus all other reasonable expenses incurred by the Promissee in exercising any of the Promissee's rights and remedies upon Default. The rights and remedies of the Promissee as provided in this Note shall be cumulative and may be pursued singly, successively, or together against any other funds, property or security held by the Promissee for payment or security, in the sole discretion of the Promissee. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

         Promissor may not assign this Note without the prior written consent of Promissee, which may be granted or withheld for any reason or no reason. Promissee may assign this Note upon notice to Promissor. Subject to this paragraph, this Note shall be binding upon and inure to the benefit of Promissor, Promissee and their respective successors, heirs, legal representatives and permitted assigns.

         All parties to this Note, whether maker, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

This Note shall be governed by and in accordance with the laws of the State of New York.

                   THIS NOTE IS SUBJECT TO CERTAIN PROVISIONS

                           OF THE GUARANTY AGREEMENT.

                                           STAR STRUCK, INC.

                                           By:
                                              ----------------------------------
                                                 Name:
                                                 Title:      President

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                                EXHIBIT 5.01 (c)
                                ----------------

None.

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